PROSPECTUS SUPPLEMENT -- June 14, 2004*
        American Express(R) Variable Portfolio Funds S-6466-99 V (10/03)

Effective July 1, 2004, the "Investment Manager" section for AXP Variable Portfolio - Small Cap Advantage Fund has been revised to add the following portfolio managers:

Dimitris J. Bertsimas, portfolio manager, became associated with AEFC in August 2002. He has ten years of consulting experience in the asset management industry. In 1999, he co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry. He served as managing partner prior to the acquisition of the assets of Dynamic Ideas, LLC by American Express Financial Advisors Inc. Currently, Dr. Bertsimas serves as Boeing Professor of Operations Research at the Sloan School of Management and the Operations Research Center at the Massachusetts Institute of Technology (MIT), where he has been a member of the faculty since 1988. Dr. Bertsimas received a BS in electrical engineering and computer science at the National Technical University of Athens, Greece, a MS in operations research at MIT, and a Ph.D. in applied mathematics and operations research at MIT. Prior to December 2002, Dr. Bertsimas had not served as the portfolio manager of a mutual fund or similar investment vehicle.

Jonathan Calvert, portfolio manager, joined AEFC in 2003. He has more than 10 years of experience in the asset management industry. From 1992 to 2003, Mr. Calvert worked at Grantham, Mayo, van Otterloo LLC (GMO), where he was a partner of the firm. During that time, Mr. Calvert worked in quantitative research and portfolio management for both U.S. and international portfolios. He also designed the quantitative research environment used throughout GMO's offices. In his role as Director of Quantitative Trading Research, he focused on cost measurement and prediction, high frequency return models and optimization for the equity trades. Mr. Calvert received a Bachelor of Mathematics degree from the University of Waterloo, Waterloo, Canada.



S-6466-43 A (6/04)

*Valid until next prospectus update
Destroy Oct. 29, 2004